Exhibit 10.163

CONFIDENTIAL TREATMENT REQUESTED. *********** INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

A.N.: 130339

AMD_00235248.0

AMENDMENT

Date of Amendment: November 1, 2017

AMENDMENT (this “Amendment”) to the Index License Agreement for Funds (MSCI reference number IXF_00040) dated as of March 18, 2000 (as previously amended, the “Agreement”) is made by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Fund Advisors, a California corporation (as successor to Barclays Global Investors, N.A.) (“Licensee”).  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

1.	Exhibit A of the Agreement is hereby amended to add the following Index:

•	MSCI USA Small Cap Extended ESG Focus Index

Or such other indexes as agreed by Licensee and MSCI in writing.

2.	Licensee may use the Index set forth in Section 1 above solely with respect to the following Licensee fund (each, a “Fund” as such term is defined in the Agreement):

•	iShares MSCI USA Small-Cap ESG Optimized ETF

or such other names as agreed by Licensee and MSCI in writing.

The Fund identified above shall be an exchange traded index fund listed on a national securities exchange located in the United States.

3.

Licensee shall pay MSCI a ********* license fee based on ******************** ************************* ******************, which fee shall be calculated and payable on a ***************.  The ********* license fee shall be calculated ************************************************************************* ******************************************************************************************************************, as follows:

***************	*********************
****************	************************************** ************************************
*******************	************************************** ************************************
*********************	************************************* ************************************
*********************	************************************** ************************************
*************	************************************* ************************************

For the avoidance of doubt, the ********* license fees shall be calculated *************.  For example, ************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************

A.N.: 130339

AMD_00235248.0

**********************************************************************************************************************************************.

“Expense Ratio” shall mean the ****************************************** when dividing ******* ****************************************************************************************************************************************************************************************** *************************************************************.

Notwithstanding anything to the contrary contained herein, if during any relevant period the Fund ************* **************** or if the Fund’s ********************************** or if the Fund has an *********************, the ********* licensee fee for the Fund shall *************************** **********************************************************.

4.	Special Conditions:

a.

To the extent that this Amendment conflicts with the Agreement, this Amendment shall control.  No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

b.	MSCI may terminate this Amendment with respect to the Index set forth in Section 1 if, within one (1) year of the date of this Amendment, Licensee does not list the Fund that is based on such Index.

c.

If Licensee delists the Fund identified above or changes the underlying Index for such Fund, Licensee’s right to use the relevant Index set forth in Section 1 with respect to such Fund shall automatically and immediately terminate.

d.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

ACKNOWLEDGED AND AGREED

BlackRock Fund Advisors	MSCI Inc.
By /s/ Ruth Weiss	By /s/ Alex Gil
Name Ruth Weiss	Name Alex Gil
Title Managing Director	Title Executive Director
Date 12-4-17	Date Dec 5, 2017

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